ANNUAL REPORT DECEMBER 31, 1998


CitiFunds(sm)
-------------



         International Growth
         Portfolio

(Graphic Omitted)


INTERNATIONAL STOCKS

--------------------------------------------------------------------------------
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED O NO BANK GUARANTEE O MAY LOSE VALUE
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Portfolio Highlights                                                           4
 ................................................................................
Fund Performance                                                               5
 ................................................................................

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
Statement of Assets and Liabilities                                            6
 ................................................................................
Statement of Operations                                                        7
 ................................................................................
Statement of Changes in Net Assets                                             8
 ................................................................................
Financial Highlights                                                           9
 ................................................................................
Notes to Financial Statements                                                 10
 ................................................................................
Independent Auditors' Report                                                  14
 ................................................................................

INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments                                                      15
 ................................................................................
Statement of Assets and Liabilities                                           20
 ................................................................................
Statement of Operations                                                       20
 ................................................................................
Statement of Changes in Net Assets                                            21
 ................................................................................
Financial Highlights                                                          21
 ................................................................................
Notes to Financial Statements                                                 22
 ................................................................................
Independent Auditors' Report                                                  26
 ................................................................................

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   This annual report covers the period from January 1, 1998 through December 31, 1998 for the CitiFundsSM International Growth Portfolio. Inside, the CitiFunds' investment manager, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.

   Much of the 12-month period saw a continuation of generally positive economic conditions in the United States and Europe. Low inflation and declining interest rates were generally positive influences on large-capitalization stocks and high-quality bonds.

   However, some financial markets, including international stocks, experienced heightened turbulence in 1998. In our view, the recent market volatility once again confirms the benefits of diversification. By allocating your investment assets among a number of different markets, you may be able to reduce the effects of volatility on your overall portfolio. In our view, CitiFunds International Growth Portfolio can play a valuable role in such a diversified investment portfolio.

   Thank you for your continued confidence and participation.

Sincerely,

/s/Philip W. Coolidge
---------------------
Philip W. Coolidge
President
January 20, 1999


NOTE:
Subsequent to the date of this letter, effective February 8, 1999, Matthew Bowyer, a Vice President of Citibank, assumed management of the Portfolio's assets. Mr. Bowyer is a Senior Portfolio Manager and Cross Border Equity Strategist who has been responsible for managing global equity and balanced portfolios at Citibank since mid-1996. Prior to that, he ran a quantitative research group, providing portfolio and market analyses to Citibank's equity and fixed income teams in London. Mr. Bowyer joined Citibank in 1985.

PORTFOLIO ENVIRONMENT AND OUTLOOK

   1998 WAS A REWARDING BUT VOLATILE YEAR FOR THE STOCKS IN WHICH CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO INVESTS. Gains achieved during the first half of 1998 were largely retraced in the third quarter before the international markets rebounded strongly in the fourth quarter.

   The markets' heightened volatility was primarily a response to the currency and banking crisis that began last year in Southeast Asia. When it became clearer this past summer that spreading global financial problems would affect the earnings of multinational companies more than anticipated, investors reacted by selling investments that they perceived as vulnerable. As a result, many international companies doing business in global markets experienced steep stock price declines.

   In Europe, Russia's currency devaluation and effective default on its government debt triggered a "flight to quality" among investors, who generally avoided all but the largest and most creditworthy markets and investments. The prices of fundamentally sound growth stocks fell when risk-averse investors attempted to shift their assets to government bonds. The stock markets recovered in the fall, however, more than offsetting their third-quarter losses, when investors realized that Europe's economies remained relatively robust despite the dampening effects of problems in Asia and Russia.

   On the other hand, Asia's developed markets experienced weakness during most of the year because of severe recessionary conditions in the region. Japan's economy continued to languish in the midst of a longstanding banking crisis, while the Hong Kong stock market suffered from currency concerns. Investors were encouraged in the fourth quarter, however, when Japan announced long-awaited reforms to its banking system and a program designed to stimulate economic growth. While the effects of these programs had not yet been realized, the Japanese stock market showed some signs of strength late in the year.

   WE ATTEMPTED TO ADD VALUE IN THIS TURBULENT MARKET ENVIRONMENT BY ADOPTING A MORE DEFENSIVE POSTURE FOR THE PORTFOLIO. Our strategy included restructuring the portfolio to more closely match the country allocations of our benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE)
Index. As part of this reallocation of assets, we increased our exposure to Japanese stocks to about 21% of the Portfolio's total assets as of December 31, 1998. We also established modest positions in Hong Kong during the second quarter and in Singapore during the third quarter. These moves positioned the Portfolio to take advantage of the Asian markets' strength that became evident after the announcement of Japan's banking reforms.

   Approximately 74% of the Portfolio's assets were invested in Europe as of December 31, 1998. Within Europe, we emphasized Italy, Spain and France. We believe these economies will benefit most from declining interest rates caused by preparations for European Monetary Union (EMU), which is expected to transform much of Europe from a group of separate markets, each with its own currency, into a single marketplace with a single currency, the euro. We have also adjusted the Portfolio's mix of industries and market sectors to focus on those expected to benefit most from EMU and lower interest rates. We shifted assets to companies that we consider to be positioned most advantageously for the new competitive environment, including the stocks of consumer-oriented, pharmaceutical and domestic financial companies.

   Looking forward, we are optimistic about the prospects for international growth stocks. In Europe, many companies are continuing to restructure their operations to become more profitable, which should help them compete more effectively in the new markets opened by EMU in 1999. In Asia, we expect Japan to eventually lead the region out of its severe recession, which should help improve liquidity and stock prices in the region. In our view, growth-oriented international stocks may be in an excellent position to lead the global stock markets higher as these positive trends develop.


FUND FACTS

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

INVESTMENT ADVISER
INTERNATIONAL EQUITY PORTFOLIO
Citibank, N.A.

COMMENCEMENT OF OPERATIONS
March 1, 1991

NET ASSETS AS OF 12/31/98
$21.1 million

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed semi-annually, if any

BENCHMARKS
o Lipper International Growth Funds Average
o Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 1998
COMPANY, INDUSTRY                                               % OF NET ASSETS
Toyota Motor Company, Automobiles                                     2.8%
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone Co., Telephone Utilities                 2.7%
--------------------------------------------------------------------------------
Novartis AG, Pharmaceuticals and Health                               2.3%
--------------------------------------------------------------------------------
Glaxo Wellcome, Pharmaceuticals and Health                            2.1%
--------------------------------------------------------------------------------
Roche Holdings AGM, Pharmaceuticals and Health                        1.9%
--------------------------------------------------------------------------------
British Petroleum Co., Energy Sources                                 1.8%
--------------------------------------------------------------------------------
Allianz AG, Insurance                                                 1.6%
--------------------------------------------------------------------------------
Daimler/Chrysler AG, Automobiles                                      1.4%
--------------------------------------------------------------------------------
Bank of Tokyo Mitsubishi, Banking                                     1.4%
--------------------------------------------------------------------------------
Nestle SA, Food & Household Products                                  1.4%
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION AS OF DECEMBER 31, 1998

[The following table represents a pie chart in the printed report.]

Asian Pacific Basin           1%
Short Term                    2%*
Japan                        21%
South America                 1%
Pacific                       1%
Europe                       74%

                       *Includes cash and net other assets

FUND PERFORMANCE
TOTAL RETURNS

                                                                        SINCE
                                                    ONE      FIVE      3/1/91
ALL PERIODS ENDED DECEMBER 31, 1998                YEAR      YEARS*   INCEPTION*
--------------------------------------------------------------------------------

CitiFunds International Growth Portfolio          17.62%      5.81%     7.20%
Lipper International Growth Funds Average         13.02%      7.69%     8.91%+
MSCI EAFE(R)Index                                 20.33%      9.50%     8.08%+

 *Average Annual Total Return
 +Since 2/28/91

Income Dividends Per Share$0.009
Capital Gain Distribution$0.798

GROWTH OF A $10,000 INVESTMENT

A $10,000 investment in the Fund made on inception date would have grown to $17,244 (as of 12/31/98). The graph shows how the Fund compares to its benchmarks over the same period.

[The following table represents a bar chart in the printed report.]

                       Lipper                                    CitiFunds
                    International          MSCI EAFE(R)        International
                    Growth Funds             Index                Growth
                      Average              (unmanaged)           Portfolio
                    ------------           ----------          -------------
  12/31/91            10,203                 9,834                10,161
   1/31/92            10,281                 9,629                10,411
   2/29/92            10,282                 9,290                10,602
   3/31/92             9,927                 8,682                10,090
   4/30/92            10,143                 8,728                10,361
   5/31/92            10,648                 9,318                10,933
   6/30/92            10,356                 8,882                10,622
   7/31/92             9,971                 8,661                10,171
   8/31/92            10,072                 9,210                10,221
   9/30/92             9,864                 9,034                 9,910
  10/31/92             9,595                 8,566                 9,749
  11/30/92             9,632                 8,651                 9,900
  12/31/92             9,741                 8,701                10,013
   1/31/93             9,792                 8,706                10,013
   2/28/93            10,039                 8,974                 9,973
   3/31/93            10,603                 9,762                10,536
   4/30/93            11,148                10,693                10,797
   5/31/93            11,401                10,924                11,089
   6/30/93            11,172                10,756                10,827
   7/31/93            11,506                11,134                10,797
   8/31/93            12,241                11,738                11,390
   9/30/93            12,215                11,476                11,501
  10/31/93            12,790                11,832                12,044
  11/30/93            12,382                10,800                11,813
  12/31/93            13,608                11,582                12,999
   1/31/94            14,400                12,564                13,632
   2/28/94            14,075                12,532                13,089
   3/31/94            13,423                11,994                12,144
   4/30/94            13,749                12,506                12,144
   5/31/94            13,713                12,437                12,084
   6/30/94            13,558                12,616                11,903
   7/31/94            13,934                12,740                12,185
   8/31/94            14,346                13,045                12,748
   9/30/94            13,992                12,636                12,456
  10/31/94            14,258                13,060                12,345
  11/30/94            13,558                12,435                11,973
  12/31/94            13,418                12,516                11,509
   1/31/95            12,738                12,038                10,654
   2/28/95            12,756                12,006                10,915
   3/31/95            13,162                12,759                11,771
   4/30/95            13,590                13,243                12,052
   5/31/95            13,703                13,088                12,243
   6/30/95            13,703                12,861                12,666
   7/31/95            14,439                13,665                13,330
   8/31/95            14,169                13,147                13,360
   9/30/95            14,379                13,408                13,642
  10/31/95            14,206                13,051                13,481
  11/30/95            14,351                13,418                13,340
  12/31/95            14,787                13,961                13,590
   1/31/96            15,123                14,021                13,782
   2/29/96            15,180                14,072                13,631
   3/31/96            15,437                14,374                13,994
   4/30/96            15,917                14,795                14,449
   5/31/96            15,869                14,526                14,327
   6/30/96            15,974                14,612                14,368
   7/31/96            15,380                14,188                13,693
   8/31/96            15,551                14,222                13,553
   9/30/96            15,884                14,603                13,800
  10/31/96            15,771                14,457                13,628
  11/30/96            16,440                15,036                14,035
  12/31/96            16,491                14,846                13,942
   1/31/97            16,437                14,329                13,410
   2/28/97            16,669                14,567                13,599
   3/31/97            16,706                14,624                13,694
   4/30/97            16,739                14,705                13,765
   5/31/97            17,727                15,665                14,498
   6/30/97            18,548                16,533                15,353
   7/31/97            19,054                16,804                15,734
   8/31/97            17,671                15,552                14,673
   9/30/97            18,761                16,426                15,818
  10/31/97            17,346                15,168                14,601
  11/30/97            17,185                15,016                14,530
  12/31/97            17,328                15,151                14,661
   1/31/98            17,735                15,848                15,329
   2/28/98            18,906                16,869                16,099
   3/31/98            19,872                17,392                16,677
   4/30/98            20,144                17,533                16,805
   5/31/98            20,164                17,452                16,779
   6/30/98            20,009                17,588                17,030
   7/31/98            20,299                17,771                17,285
   8/31/98            17,400                15,573                15,123
   9/30/98            16,772                15,099                14,639
  10/31/98            18,016                16,677                15,808
  11/30/98            18,947                17,536                16,493
  12/31/98            19,529                18,232                17,244

The graph assumes all dividends and distributions are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

Total returns and yields do not reflect initial sales charges in effect as of January 4, 1999. If sales charges had been in effect during periods prior to December 31, 1998, the Fund's total returns and yield would have been lower.

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Investment in International Equity Portfolio, at value (Note 1A)    $21,001,158
Receivable for shares of beneficial interest                            122,893
Other assets                                                             31,879
--------------------------------------------------------------------------------
    Total assets                                                     21,155,930
--------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest repurchased                    10,410
Payable to affiliates--Shareholder servicing agents' fees (Note 2B)       4,397
Accrued expenses and other liabilities                                    8,890
--------------------------------------------------------------------------------
    Total liabilities                                                    23,697
--------------------------------------------------------------------------------
NET ASSETS for 1,676,510 shares of beneficial interest outstanding  $21,132,233
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                     $18,218,136
Unrealized appreciation                                               2,630,402
Accumulated net realized gain                                           302,517
Accumulated net investment loss                                         (18,822)
--------------------------------------------------------------------------------
    Total                                                           $21,132,233
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
PER SHARE OF BENEFICIAL INTEREST (Note 7)                                $12.60
--------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME (Note 1B):
Dividend Income from International Equity Portfolio    $ 272,202
Interest Income from International Equity Portfolio          233
Foreign Taxes Reclaimed                                   32,319
Allocated Expenses from International Equity Portfolio  (193,066)
--------------------------------------------------------------------------------
                                                                     $111,688
--------------------------------------------------------------------------------
EXPENSES:
Administrative fees (Note 2A)                             58,123
Shareholder Servicing Agents' fees (Note 2B)              48,436
Distribution fees (Note 3)                                19,374
Expense fees (Note 6)                                     19,388
--------------------------------------------------------------------------------
  Total expenses                                                      145,321
--------------------------------------------------------------------------------
Net investment loss                                                   (33,633)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN FROM
INTERNATIONAL EQUITY PORTFOLIO:
Net realized gain                                        743,282
Unrealized appreciation                                2,040,966
--------------------------------------------------------------------------------
  Net realized and unrealized gain from
    International Equity Portfolio                                  2,784,248
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $2,750,615
--------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1998           1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)                        $ (33,633)       $ 7,699
Net realized gain                                     743,282      1,836,248
Unrealized appreciation (depreciation)              2,040,966       (547,538)
--------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                  2,750,615      1,296,409
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (11,592)       (39,505)
Net realized gain                                  (1,235,787)    (1,553,863)
In excess of net income                                (2,006)            --
--------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                 (1,249,385)    (1,593,368)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (Note 5):
Net proceeds from sale of shares                    7,942,093      4,764,326
Net asset value of shares issued to shareholders
  from reinvestment of dividends                    1,239,930      1,239,732
Cost of shares repurchased                         (7,884,305)   (19,962,458)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
transactions in shares of beneficial interest       1,297,718    (13,958,400)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               2,798,948    (14,255,359)
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                18,333,285     32,588,644
--------------------------------------------------------------------------------

End of period (including overdistributed and
  undistributed net investment income of
  $(18,822) and $11,592, respectively)            $21,132,233   $ 18,333,285
--------------------------------------------------------------------------------

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                        --------------------------------------------------------
                           1998       1997        1996        1995       1994#
--------------------------------------------------------------------------------

Net Asset Value, beginning
  of period             $ 11.42    $ 11.79     $ 13.46     $ 11.44     $ 12.93
--------------------------------------------------------------------------------

Income From Operations:
Net investment
  income (loss)          (0.009)     0.004      *0.028      *0.013*     0.001*
Net realized and
  unrealized gain (loss)  1.996      0.592*      0.314*      2.055*    (1.483)*
--------------------------------------------------------------------------------
    Total from operations 1.987      0.596       0.342       2.068     (1.482)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income    (0.008)    (0.025)     (0.021)     (0.048)    (0.001)
In excess of net
  investment income      (0.001)        --          --          --     (0.007)
Net realized gain on
  investments            (0.798)    (0.941)     (1.991)         --         --
--------------------------------------------------------------------------------
    Total from
       distributions     (0.807)    (0.966)     (2.012)     (0.048)    (0.008)
--------------------------------------------------------------------------------
Net Asset Value, end
   of period            $ 12.60    $ 11.42     $ 11.79     $ 13.46   $ 11.44
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)       $21,132    $18,333     $32,589     $32,159    $28,848
Ratio of expenses to
  average net assets (A)  1.75%      1.75%       1.75%       1.75%      1.75%
Ratio of net investment
  income (loss) to
  average net assets    (0.17)%      0.03%       0.18%       0.10%      0.00%
Portfolio turnover (B)       --         --          --          --         5%
Total return (C)         17.62%      5.15%       2.59%      18.08%   (11.46)%

Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income
  (loss) per share      $(0.011)  $(0.004)*   $(0.002)*    $0.013*    $(0.018)*
RATIOS:
Expenses to average
  net assets (A)          1.80%      1.82%       1.94%       1.75%       1.90%
Net investment income
 (loss) to average
  net assets             (0.22)%    (0.04)%     (0.01)%      0.10%      (0.15)%
--------------------------------------------------------------------------------

 * The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Includes the Fund's share of International Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(C) Total return does not include the maximum sales charge of 5.00% effective January 4, 1999.
 # On May 1, 1994, the Fund began investing all of its investable assets in International Equity Portfolio.

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds International Growth Portfolio (formerly known as CitiFunds International Equity Portfolio from March 2, 1998 through October 5, 1998) (prior to March 2, 1998, the Fund was known as Landmark International Equity Fund) (the "Fund") is a separate diversified series of CitiFunds International Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund invests all of its investable assets in International Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The value of such investment reflects the Fund's proportionate interest (approximately 56.4% at December 31, 1998) in the net assets of the Portfolio. CFBDS, Inc. ("CFBDS"), acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly-owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
   The significant accounting policies consistently followed by the Fund are as follows:
   A. Investment Valuations Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
   B. Investment Income The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income, realized and unrealized gain or loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Additionally, each fund reclaims its pro rata portion of recoverable foreign taxes on dividends received by the Portfolio.
   C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions.Accordingly, no provision for federal income or excise tax is required.
   D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the aver-

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

age net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.
   E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1998, the Fund reclassified $16,817 to undistributed net investment income, $18,775 from accumulated gain on investments and $1,958 to paid-in-capital.

2. ADMINISTRATIVE SERVICES PLAN The Fund has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Fund may obtain the services of an Administrator, and one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator by the Fund, the fees paid to the Shareholder Servicing Agents by the Fund and the Basic Distribution Fee paid by the fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.
   A. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services, including general office facilities, may not exceed an annual rate of 0.30% of the Fund's average daily net assets. The Administrative fees amounted to $58,123 for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs such duties and receives certain compensation from CFBDS from time to time as agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.
   B. Shareholder Servicing Agents' Fees The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which the Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing rela-

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

tionship. The Shareholder Servicing Agents' fees, computed at an annual rate of 0.25%, amounted to $48,436, for the year ended December 31, 1998.

3. DISTRIBUTION FEES The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated, in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares. The Distribution fees amounted to $19,374, for the year ended December 31, 1998. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. The additional fee has not been assessed through December 31, 1998. The Distributor has voluntarily agreed to waive this fee through December 31, 1998.

4. INVESTMENT TRANSACTIONS Increase and decrease in the Fund's investment in the Portfolio for the year ended December 31, 1998 aggregated $7,295,715 and $7,494,617, respectively.

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.00001). Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1998            1997
--------------------------------------------------------------------------------
Shares sold                                          640,142         406,371
Shares issued to shareholders from
  reinvestment of dividends                          100,100         108,405
Shares repurchased                                  (669,297)     (1,672,672)
--------------------------------------------------------------------------------
Net increase (decrease)                               70,945      (1,157,896)
--------------------------------------------------------------------------------

6. EXPENSE FEES CFBDS has entered into an expense agreement with the Fund. CFBDS had agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements and other than amortization of expenses related to the organization of the Fund. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Fund has agreed to pay to CFBDS an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund, including expenses allocated from the Portfolio less expenses waived by the Administrator, would on an annual basis exceed an agreed upon rate, currently 1.75% of average daily net assets.

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

7. SUBSEQUENT EVENT Effective January 4, 1999, the Fund will offer two classes of shares: Class A and Class B. Shares of the Fund that are outstanding on January 4, 1999 will be classified as Class A shares. Investors purchasing shares of the Fund on or after January 4, 1999 may select Class A or Class B, with different sales charges and expense levels. The maximum sales load imposed on purchases of Class A shares will be 5.00% and the maximum deferred sales load on purchases of Class B will be 5.00%.

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE  TRUSTEES AND THE  SHAREHOLDERS  OF  CITIFUNDS  INTERNATIONAL  TRUST (THE
TRUST):
CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CitiFunds International Growth Portfolio (the "Fund"), a series of CitiFunds International Trust, at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       December 31, 1998
--------------------------------------------------------------------------------

ISSUER/INDUSTRY                    SHARES                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS AND
PREFERRED RIGHTS--98.6%
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS/
ADR'S--1.7%
--------------------------------------------------------------------------------
Lukoil Co.
  Energy Sources                   3,300                   $ 51,975
Magyar Olaj -Es Gazipari
  Energy Sources                   7,400                    204,425
Matav RT
  Telecommunications               7,200                    214,650
Telecom Argentina SA
  Telecommunications               6,700                    184,250
                                                           --------
                                                            655,300
                                                           --------
AUSTRALIA--1.1%
--------------------------------------------------------------------------------
Australia & New Zealand Bank
  Banking                          6,895                     45,124
Brambles Industrial Ltd.
  Business Services                2,620                     63,818
Broken Hill Proprietary
  Energy Sources                   4,629                     34,093
Colonial Ltd.
  Banking                         12,192                     41,838
Lend Lease Corp.
  Real Estate                      5,132                     69,186
News Corp.
  Broadcasting                     8,455                     55,852
North Ltd.
  Non-Ferrous Metals              13,059                     21,286
Publishing & Broadcasting Ltd.
  Broadcasting                     7,486                     32,707
Woodside Petroleum Co. Ltd.
  Energy Sources                   7,316                     32,727
                                                           --------
                                                            396,631
                                                           --------
BELGIUM -- 1.0%
--------------------------------------------------------------------------------
Electrabel
  Electric & Gas Utilities           531                    231,938
KBC Bankverzekerin NPV
  Banking                          1,758                    138,321
                                                           --------
                                                            370,259
                                                           --------
BRAZIL--0.5%
--------------------------------------------------------------------------------
Light Servicos de Electricid
  Electrical & Gas Utilities     612,000                     74,455
Telecommunicacoes
  de Sao Paolo
  Preferred Rights
  Telecommunications             706,407                     96,289
Telecommunicacoes
  de Sao Paolo
  Celular -Preferred B
  Telecommunications             674,698                     29,650
                                                           --------
                                                            200,394
                                                           --------
FINLAND--1.2%
--------------------------------------------------------------------------------
Nokia AB
  Electrical & Electronics         3,741                    454,877
                                                           --------
FRANCE--10.3%
--------------------------------------------------------------------------------
AXA-UAP
  Insurance                        2,083                    301,776
BQE National Paris
  Banking                          1,890                    155,568
Bouygues
  Homebuilders                       601                    123,833
Canal Plus
  Broadcasting                       637                    173,748
Carrefour
  Retailing                          283                    213,553
Casino
  Retailing                        1,165                    121,272
Cie de St Gobain
  Containers & Glass                 834                    117,694
Groupe Danone
  Food & Household Products          752                    215,203
France Telecom
  Telephone Utilities              5,106                    405,485
Lafarge
  Building Materials               1,536                    145,880
Legrand
  Electrical & Electronics           497                    131,650
L'oreal
  Pharmaceuticals & Health           513                    370,689
Pinault-Printemps
  Retailing                        1,174                    224,259
Sanofi
  Pharmaceuticals & Health           807                    132,792
Societe Nationale/Elf Aquitaine
  Energy Sources                   1,557                    179,900
Suez Lyonnaise des Eaux
  Business & Public Services       1,273                    261,385
Total SA - Class B
  Energy Sources                   1,886                    190,928
Vivendi
  Business & Public Services       1,420                    368,270
                                                         ----------
                                                          3,833,885
                                                         ----------

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 1998

ISSUER/INDUSTRY                    SHARES                   VALUE
--------------------------------------------------------------------------------
GERMANY--9.0%
--------------------------------------------------------------------------------
Allianz AG
  Insurance                        1,647                   $603,814
Basf AG
  Chemicals                        2,872                    109,600
Bayer AG
  Chemicals                        3,015                    125,821
Bayer Vereinsbank AG
  Banking                          1,671                    130,844
Continental AG
  Industrial Components            4,880                    134,693
Daimler/Chrysler AG
  Automobiles                      5,251                    518,294
Deutsche Bank AG
  Banking                          1,598                     94,014
Deutsche Telekom AG
  Telephone Utilities             13,138                    431,995
Mannesmann AG
  Telecommunications               1,345                    154,143
Muenchener
  Rueckversicherungs AG
  Insurance                          463                    224,194
SAP AG -Preferred Rights
  Data Processing
  & Reproduction                     271                    129,305
Siemens AG
  Electrical Equipment             3,214                    207,311
Veba AG
  Electrical & Gas Utilities       2,332                    139,506
Viag AG
  Electrical & Gas Utilities         267                    156,522
Volkswagen AG
  Automobiles                      2,319                    185,064
                                                         ----------
                                                          3,345,120
                                                         ----------
HONG KONG--0.6%
--------------------------------------------------------------------------------
CLP Holdings
  Electrical & Gas Utilities      20,000                     99,644
Hutchinson Whampoa Ltd.
  Multi-Industry                  17,000                    120,134
                                                         ----------
                                                            219,778
                                                         ----------
ITALY--6.0%
--------------------------------------------------------------------------------
Assicurazioni Generali Spa
  Insurance                        8,616                    359,554
Ente Nazionale Idrocarburi
  Energy Sources                  21,660                    141,479
Italcementi
  Building Materials              16,401                    180,530
Mediaset
  Broadcasting                    20,231                    163,957
Olivetti Spa*
  Telecommunications              55,006                    191,288
Rinascente
  Retailing                       16,172                    166,224
San Paolo Imi Spa
  Banking                         16,755                    295,894
Telecom Italia
  Telecommunications              40,106                    295,923
Telecom Italia Mobile Spa
  Telecommunications              23,233                    198,122
Unicredito Italian
  Banking                         37,812                    223,997
                                                         ----------
                                                          2,216,968
                                                         ----------
JAPAN--21.2%
--------------------------------------------------------------------------------
Advantest
  Electronics                      1,000                     63,335
Alps Electric Co.
  Electronics                      2,000                     36,709
Asahi Breweries
  Food & Household
  Products                         5,000                     73,640
Bank of  Tokyo Mitsubishi
  Banking                         49,000                    507,121
Bridgestone Corp.
  Industrial Components            9,000                    204,202
Canon Inc.
  Photography                      9,000                    192,260
Chiyoda Chemical Corp.*
  Machinery & Engineering          2,000                      3,804
Daiei Inc.
  Retailing                        7,000                     19,009
Daikyo Kanko Inc. *
  Real Estate                      2,000                      2,406
Denso Corp.
  Auto Parts                       9,000                    166,387
East Japan Railway
  Railroads & Equipment               41                    228,846
Ebara Corp.
  Machinery & Engineering          3,000                     25,820
Fanuc
  Electronics                      3,000                    102,698
Fujita Kando Inc.
  Business & Public Services       1,000                      8,872
Fujitsu Ltd.
  Data Processing &
  Reproduction                    20,000                    266,254

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS                                      December 31, 1998

ISSUER/INDUSTRY                    SHARES                   VALUE
--------------------------------------------------------------------------------
Hankyu Corp.
  Railroads & Equipment            9,000                  $  39,487
Haseko Corp. *
  Homebuilders                     4,000                      2,017
Hazama Gumi Corp.*
  Homebuilders                     3,000                      1,964
Hirose Electric
  Electronics                      1,000                     69,969
Honda Motor Co. Ltd.
  Automobiles                     10,000                    328,173
Hoya Corp.
  Pharmaceuticals & Health         1,000                     48,651
Isetan Co.
  Retailing                        2,000                     21,442
Ito Yokado Co.
  Retailing                        4,000                    279,522
Japan Air Lines Co.
  Air Travel                      19,000                     50,084
Japan Metal & Chemical*
  Steel                            1,000                      1,636
Jusco Co.
  Retailing                        3,000                     60,637
Kanebo*
  Apparel & Textiles               5,000                      4,954
Kao Corp.
  Food & Household
  Products                         7,000                    157,895
Kawasaki Heavy Industries
  Machinery & Engineering         15,000                     35,161
Kinki Nippon Railway
  Railroads & Equipment           17,000                     90,977
Kumagai Gumi Co.*
  Building Materials               7,000                      5,387
Kurita Water Industrial
  Business Services                1,000                     14,666
Minebea Co.
  Machinery & Engineering          4,000                     45,785
Mitsui Mining & Smelting Co.
  Non-Ferrous Metals               5,000                     24,635
Mitsukoshi
  Retailing                        5,000                     13,268
Murata Manufacture Co.
  Electronics                      3,000                    124,458
NGK Insulators
  Electrical & Electronics         4,000                     51,552
Nankai Electrical Railway
  Railroads & Equipment            6,000                     30,199
Nippon Express Co.
  Trucking & Freight              11,000                     61,884
Nippon Telegraph &
  Telephone Co.
  Telephone Utilities                132                  1,018,169
Odakyu Electrical Railway
  Railroads & Equipment            8,000                     27,952
Okuma Corp.
  Machinery & Engineering          1,000                      5,201
Osaka Gas Co. Ltd.
  Electrical & Gas Utilities      26,000                     89,465
Rohm Co.
  Electronics                      1,000                     91,022
Sankyo Co. Ltd.
  Pharmaceuticals & Health         5,000                    109,244
Sanrio Co. *
  Retailing                        1,000                     12,906
Secom Co.
  Business Services                1,000                     82,795
Seiyu
  Apparel & Textiles               2,000                      5,874
77th Bank
  Banking                          4,000                     39,982
SMC Corp.
  Machinery & Engineering          1,000                     79,788
Shimano Inc.
  Business & Public Services       1,000                     25,785
Shizuoka Bank
  Banking                          8,000                     98,717
Sony Corp.
  Household Appliances             4,000                    291,199
Sumitomo Chemical
  Chemicals                       17,000                     66,165
Sumitomo Heavy Industries
  Machinery & Engineering          6,000                     12,525
Sumitomo Marine & Fire
  Insurance                        7,000                     44,334
Taisho Pharmacy Co.
  Pharmaceuticals & Health         4,000                    110,040
Takeda Chemical Industry
  Pharmaceuticals & Health         9,000                    346,307
Tobu Railway Co.
  Railroads & Equipment            9,000                     26,272
Tokyo Electronic Power
  Electric & Gas Utilities        14,000                    345,511
Tokyo Electronics
  Electronics                      2,000                     75,896
Tokyo Marine & Fire Insurance
  Insurance                       16,000                    191,066
Toyoda Automobile Loom
  Machinery & Engineering          3,000                     53,047

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                           December 31, 1998

ISSUER/INDUSTRY                    SHARES                   VALUE
--------------------------------------------------------------------------------
Toyota Motor Corp.
  Automobiles                     39,000                 $1,059,089
Uni Charm Corp.
  Food & Household
  Products                         1,000                     46,883
Unitika*
  Chemicals                        5,000                      3,450
Yamato Transportation
  Trucking & Freight               4,000                     55,904
                                                         ----------
                                                          7,880,354
                                                         ----------
MEXICO--0.0%
--------------------------------------------------------------------------------
Grupo Carso - Series A
  Multi-Industry                   3,200                     10,869
                                                         ----------
NETHERLANDS--3.9%
--------------------------------------------------------------------------------
Ahold NV
  Retailing                        5,461                    201,732
Heineken NV
  Beverage & Tobacco               2,269                    136,476
ING Groep NV
  Financial Services               5,469                    333,316
Royal Dutch Petroleum
  Energy Sources                   9,706                    483,052
Unilever NV
  Food & Household
  Products                         3,283                    280,471
                                                         ----------
                                                          1,435,047
                                                         ----------
PORTUGAL--0.8%
--------------------------------------------------------------------------------
Banco Commercial Portuguese
  Banking                          5,623                    172,952
Cimpor Cimentos
  De Portugal
  Building Materials               3,386                    108,135
                                                         ----------
                                                            281,087
                                                         ----------
SINGAPORE--0.5%
--------------------------------------------------------------------------------
Singapore Press Holding
  Publishing                       9,000                     98,122
Singapore Telecomm
  Telecommunications              50,000                     76,318
                                                         ----------
                                                            174,440
                                                         ----------
SPAIN--4.7%
--------------------------------------------------------------------------------
AC Acciona SA
  Homebuilders                     3,966                    323,430
Argentaria Corp. Bancaria
  de Espana
  Banking                          5,289                    136,765
BCO Central Hispano
  Banking                         12,847                    152,317
Centros Com Pryca
  Retailing                        6,522                    201,920
Compania Telefonica
  Nacional Espana
  Telephone Utilities              5,929                    263,242
Dragados y Construsion
  Homebuilders                     4,006                    147,420
Endesa
  Electric & Gas Utilities         9,328                    246,786
Inmobilaria Ubris SA
  Real Estate                     10,003                    155,197
Repsol SA
  Energy Sources                   2,346                    124,959
Telefonica SA
  Telecommunications               5,929                      5,256
                                                         ----------
                                                          1,757,292
                                                         ----------
SWEDEN--1.8%
--------------------------------------------------------------------------------
Ericsson LM - Class B
  Electronics                      9,620                    228,518
Foreningssparbk
  Banking                          4,883                    126,210
Skandia Forsikring AB
  Insurance                       11,242                    171,574
Stora Kopparbergs Series A
  Paper                            5,819                     50,134
Stora Kopparbergs Series R
  Paper                           10,797                     94,352
                                                         ----------
                                                            670,788
                                                         ----------
SWITZERLAND--9.2%
--------------------------------------------------------------------------------
Credit Suisse Group
  Banking                            796                    124,583
Nestle SA
  Food & Household Products          232                    504,972
Novartis AG
  Pharmaceuticals & Health           438                    860,887
Roche Holdings AGM
  Pharmaceuticals & Health            58                    707,636
Schweiz Ruckverischerungs
  Insurance                          108                    281,538
Swisscom AG*
  Telecommunications                 521                    218,079
United Bank of Switzerland AG
  Banking                          1,359                    417,484
Zurich Versicherungs
  Insurance                          416                    307,980
                                                         ----------
                                                          3,423,159
                                                         ----------
THAILAND--0.4%
--------------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd.
  Banking                        116,600                    166,801
                                                         ----------

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       December 31, 1998

ISSUER/INDUSTRY                    SHARES                   VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM--24.7%
--------------------------------------------------------------------------------
Abbey National Plc.
  Banking                          6,966                  $ 148,949
Allied Irish Banks
  Banking                         11,341                    201,986
BAA
  Business & Public Services      10,369                    121,796
BG Plc.
  Electrical & Gas Utilities      28,013                    180,113
BOC Group
  Chemicals                       10,631                    152,427
Barclays Bank Plc.
  Banking                          5,869                    127,248
British American Tobacco
  Beverage & Tobacco              14,598                    128,542
British Aerospace Plc.
  Aerospace &
  Military Technology             18,471                    157,429
British Petroleum Co.
  Energy Sources                  45,799                    681,773
British Sky Broadcast
  Broadcasting                    16,326                    123,686
British Telecommunications Plc.
  Telephone Utilities             33,248                    499,355
Cadbury Schweppes
  Food & Household
  Products                         8,220                    140,665
Diageo Plc.
  Beverage & Tobacco              22,526                    249,811
GKN
  Machinery & Engineering         14,441                    191,939
General Electric Co. Plc.
  Electrical & Electronics        30,247                    273,876
Glaxo Wellcome
  Pharmaceuticals & Health        22,285                    767,146
Granada Group Plc.
  Business & Public Services      14,058                    246,406
Great Universal Stores
  Retailing                       14,988                    158,122
Halifax
  Banking                         10,787                    153,230
Hanson
  Construction Materials          17,323                    137,859
Hong Kong & Shanghai
  Bank Corp. Holdings
  Banking                         12,430                    342,398
IMI Plc.
  Multi-Industry                  23,752                     93,130
Imperial Chemical Industries
  Chemicals                       10,003                     86,668
Kingfisher Plc.
  Retailing                       24,701                    267,570
Lloyds TSB Group Plc.
  Banking                         29,148                    415,016
National Grid Co.
  Electrical & Gas Utilities      26,335                    210,015
Pearson
  Broadcasting                     8,646                    171,923
Prudential Corp. Plc.
  Insurance                       19,319                    294,702
Railtrack Group
  Railroads & Equipment            5,287                    137,906
Rentokil Initial
  Business & Public Services      20,493                    154,915
Rio Tinto
  Non-Ferrous Metals              10,313                    119,939
Royal Bank of Scotland Group
  Banking                         13,363                    218,461
Royal & Sun Alliance
  Insurance                       12,908                    105,083
Scot & Newcastle
  Leisure & Tourism                9,063                    105,401
Scottish Power
  Electrical & Gas Utilities      21,339                    219,807
SmithKline Beecham Plc.
  Pharmaceuticals & Health        25,470                    357,570
Stagecoach Holdings
  Railroads & Equipment           28,815                    115,375
TI Group
  Multi-Industry                  21,940                    118,011
Thames Water
  Business & Public Services       9,215                    177,594
Unilever Plc.
  Food & Household Products       16,153                    181,684
Vodafone
  Telephone Utilities             20,446                    332,217
Zeneca
  Pharmaceuticals & Health         3,360                    146,369
                                                         ----------
                                                          9,214,112
                                                         ----------
TOTAL INVESTMENTS
(Identified Cost
   $32,408,202)                     98.6%                36,707,161

OTHER ASSETS
   LESS LIABILITIES                  1.4                    532,396
                                   -----                -----------
NET ASSETS                         100.0%               $37,239,557
                                   =====                ===========

* Non income producing securities.

Note: The Portfolio has the following industries over 10%: Banking 13%; Pharmaceuticals &Health 11%.

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998
--------------------------------------------------------------------------------
ASSETS:
Investments at value (Note 1A) (Identified Cost, $32,408,202)       $36,707,161
Foreign currency, at value (Cost, $110,788)                             114,791
Cash                                                                    419,260
Receivable for investments sold                                         217,811
Dividends and interest receivable                                        38,152
--------------------------------------------------------------------------------
    Total assets                                                     37,497,175
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                        219,200
Payable to affiliates--Investment advisory fees (Note 2)                 30,950
Other liabilities                                                         7,468
--------------------------------------------------------------------------------
    Total liabilities                                                   257,618
--------------------------------------------------------------------------------
NET ASSETS                                                          $37,239,557
--------------------------------------------------------------------------------
REPRESENTED BY:
Paid-in capital for beneficial interests                            $37,239,557
--------------------------------------------------------------------------------



INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding
  tax of $121,862)                                   $503,439
Interest                                                  606
--------------------------------------------------------------------------------
  Total investment income                                           $ 504,045
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)                     353,752
Administrative fees (Note 3)                           17,686
--------------------------------------------------------------------------------
  Total expenses                                      371,438
Less aggregate amount waived by the
  Administrator (Note 3)                              (17,686)
--------------------------------------------------------------------------------
  Net expenses                                                        353,752
--------------------------------------------------------------------------------
Net investment income                                                 150,293
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions        1,527,985
Net realized loss on foreign currencies transactions  (46,575)
--------------------------------------------------------------------------------
  Net realized gain                                                 1,481,410
--------------------------------------------------------------------------------
Unrealized appreciation of investments--             3,853,138
Translation of other assets and liabilities
  denominated in foreign currencies--net                 2,603
--------------------------------------------------------------------------------
Total unrealized appreciation of investments                        3,855,741
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                     5,337,151
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $5,487,444
--------------------------------------------------------------------------------

See notes to financial statements

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED DECEMBER 31,
                                                   -------------------------
                                                      1998           1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                               $ 150,293      $ 257,502
Net realized gain on investments and foreign
  exchange transactions                             1,481,410      3,143,416
Unrealized appreciation (depreciation) of investments
  and foreign currency exchange                     3,855,741       (968,584)
--------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                               5,487,444      2,432,334
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                         9,800,225      7,972,770
Value of withdrawals                              (11,818,432)   (25,691,025)
--------------------------------------------------------------------------------
Net decrease in net assets from capital
  transactions                                     (2,018,207)   (17,718,255)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS:              3,469,237    (15,285,921)
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                33,770,320     49,056,241
--------------------------------------------------------------------------------
End of period                                     $37,239,557    $33,770,320
--------------------------------------------------------------------------------



INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
                                                                  MAY 1, 1994
                                                                 (COMMENCEMENT
                                  YEAR ENDED DECEMBER 31,      OF OPERATIONS) TO
                          -----------------------------------    DECEMBER 31,
                             1998      1997     1996    1995         1994
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000's omitted)          $37,240   $33,770 $49,056  $40,114      $32,153
Ratio of expenses to
  average net assets         1.00%     1.00%   1.11%    1.20%        1.22%*
Ratio of net investment
   income to average net
   assets                    0.42%     0.58%   0.65%    0.59%        0.60%*
Portfolio turnover            118%       99%    109%      51%          25%

Note:If the Agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated, the ratios would have been as follows:

Expenses to average
   net assets                1.05%     1.06%   1.13%      N/A          N/A
Net investment income to
  average net assets         0.37%     0.52%   0.63%      N/A          N/A
--------------------------------------------------------------------------------

  *Annualized

See notes to financial statements

INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES International Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. Citibank is a wholly owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc., which was completed on October 8, 1998.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The following significant accounting policies consistently followed by the Portfolio are as follows:
   A. Investment Security Valuations Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Short-term obligations maturing in sixty days or less, are valued at amortized cost, which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.
   B. Foreign Currency Translation The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses, disposition of foreign currency and the dif-

INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

ference between the amount of investment income, expenses and foreign taxes withheld recorded and the actual amount received or paid.
   C. Forward Foreign Currency Exchange Contracts The Portfolio may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.
   D. Accounting for Investments Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.
   E. U.S. Federal Income and Other Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income and net realized gains as such income and/or gains are earned.
   F. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the
Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
   G. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

2. INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $353,752 for the year ended December 31, 1998. The investment advisory fees are computed at the annual rate of 1.00% of the Portfolio's average daily net assets.

INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)

3. ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative services fees paid to the Administrator, as compensation for overall administrative services including general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $17,686, all of which was voluntarily waived for the year ended December 31, 1998. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain officers and a Trustee of the Portfolio are officers and directors of the Administrator or its affiliates.

4. PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $40,250,624 and $40,936,714, respectively.

5. FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998 as computed on a federal income tax basis, are as follows:


Aggregate cost                                                 $32,518,022
--------------------------------------------------------------------------------
Gross unrealized appreciation                                  $ 5,638,808
Gross unrealized depreciation                                   (1,449,669)
--------------------------------------------------------------------------------
Net unrealized appreciation                                    $ 4,189,139
--------------------------------------------------------------------------------


6. EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement, and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.
   The Portfolio has agreed to pay SFG an expense fee, on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Portfolio less expenses waived by the Administrator would on an annual basis exceed an agreed upon rate, which as of July 1, 1996 is 1.00% of average daily net assets.

INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS
The Portfolio may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.
   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at December 31, 1998.

8. LINE OF CREDIT
The Portfolio, along with the other Portfolios in the CitiFunds Family, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1998, the commitment fee allocated to the Portfolio was $116. Since the line of credit was established, there have been no borrowings.

INTERNATIONAL EQUITY PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, INTERNATIONAL EQUITY PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1998, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
   In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1998, the results of its operations and the changes in its net assets, and its financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers LLP
Chartered Accounts
Toronto, Ontario
February 12, 1999

TRUSTEES AND OFFICERS
Philip W. Coolidge*, PRESIDENT
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. OscarMorong Jr.
E.Kirby Warren
William S. Woods Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*AFFILIATED PERSON OF ADMINISTRATOR AND DISTRIBUTOR

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street,Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

  THE CITIFUNDS FAMILY

  LARGE CAP STOCKS
o CitiFunds Growth & Income Portfolio
o CitiFunds Large Cap Growth Portfolio

  SMALL CAP STOCKS
o CitiFunds Small Cap Value Portfolio
o CitiFunds Small Cap Growth Portfolio

  INTERNATIONAL STOCKS
o CitiFunds International Growth & Income Portfolio
o CitiFunds International Growth Portfolio

  GROWTH WITH INCOME
o CitiFunds Balanced Portfolio

  BONDS
o CitiFunds Short-Term U.S. Government Income Portfolio
o CitiFunds Intermediate Income Portfolio
o CitiFunds National Tax Free Income Portfolio
o CitiFunds California Tax Free Income Portfolio
o CitiFunds New York Tax Free Income Portfolio

  MONEY MARKETS
o CitiFunds Cash Reserves
o CitiFunds U.S. Treasury Reserves
o CitiFunds Tax Free Reserves
o CitiFunds California Tax Free Reserves
o CitiFunds Connecticut Tax Free Reserves
o CitiFunds New York Tax Free Reserves

  This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

For more information contact your Service Agent or call 1-800-625-4554

CitiFunds are made available by CFBDS, Inc. as distributor.

(C)1999 Citicorp          (R) Printed on recycled paper             CFA/IG/1298